UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 2, 2013

Bassline Productions, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-54497	27-2571663
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

(Address of principal executive offices) (Zip Code)
17011 Beach Blvd. Suite 900, Huntington Beach, CA 92647
(714) 907-1241
(Registrant’s telephone number, including area code)

374 Marigold Lane, Lincoln, California 95648
(Former name or former address, if changed since last report)

––––––––––––––––
Copies to:

Harold P.Gewerter, Esq.
Harold P. Gewerter, Esq. Ltd.
5536 S. Ft. Apache #102
Las Vegas, NV 89148
(702) 382-1714
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant

On January 2, 2013, 2011, Pamela Elliot ( the “Seller”) who is the record or beneficial owner of a total of Nineteen Million Nine Hundred Ninety Nine Thousand Eight Hundred (19,999,800) shares of common stock (the “Common Shares”)  of Bassline Productions, Inc., a Nevada corporation (the “Company”), entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Taanen, L.P. (the “Purchaser”) for the sale and purchase of the Common Shares.

As a result of the execution of the Stock Purchase Agreement, the Seller sold,79% of the issued and outstanding shares of common stock of the Company to the Purchaser in exchange for $2,500.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On January 3, 2013, Lisa Rubin, resigned from her positions as the Company’s Secretary and Treasurer.

On January 3, 2013, Pamela Elliot, resigned from her positions as the Company’s President, CEO and Director.

On January 3, 2013, 2011 a majority of the shareholders of the Company approved the appointment of Tamio Stehrenberger to the Board of Directors. In addition, at such time, Tamio Stehrenberger was appointed by the Board of Directors as the Company’s Chief Executive Officer, President and CFO and Scott Kendrick Warner as Secretary and Treasurer.

None of the appointed directors or officers entered into an employment agreement with the Company, nor will any be compensated for their services as officers or directors of the Company.

The following is certain biographical and other information regarding the newly appointed officer and director:

Tamio Lucien Stehrenberger, age 31, All Officer Positions and Sole Director

From 10/06-4/09 Founded and acted as President and CEO of Luxe Automotive Group, Inc., a luxury/exotic car leasing company with locations in Salt Lake City, Utah and Fort Lauderdale, Florida with revenues of $1M in its first calendar year, and a fleet of 72 vehicles.

From 4/09-4/11 founded and developed BekoZone.com, which later became MatchTrade.com

From 4/11-present  founded and continually developed MatchTrade.com, now ready for public beta testing.

From 10/2005-present, played hockey at the professional level for the Utah Grizzlies, farm team for the NHL's Calgary Flames.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Form of Stock Purchase Agreement by and between Pamela Elliot and Tannen, L.P.
10.2	Officer resignation letter of Lisa Rubin
10.3	Officer and Director resignation letter of Pamela Elliot

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2013

Bassline Productions, Inc.

By:	/S/ Tamio Stehrenberger
Tamio Stehrenberger
Chief Executive Officer